Exhibit 10.3
SECOND AGREEMENT TO AMEND 12.5% MARCH CASH SECURED
CONVERTIBLE NOTES DUE JULY 1, 2011
     THIS SECOND AGREEMENT TO AMEND 12.5% MARCH CASH SECURED CONVERTIBLE NOTES DUE JULY 1, 2011, dated May 14, 2009 (this “Agreement”), is entered into by BMP Sunstone Corporation, a Delaware corporation (the “Company”), and James I. Freeman (the “Applicable Noteholder”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Original Notes (as defined below).
     WHEREAS, the Company issued $6,350,000 in principal amount of 12.5% March Cash Secured Notes due July 1, 2011 on March 16, 2009 (the “Original Notes”); and
     WHEREAS, the parties hereto desire to amend certain provisions of the Original Notes relating to the conversion price and covenants of the Company set forth therein; and
     WHEREAS, the Applicable Noteholder hereto constitutes a Majority in Interest, which, pursuant to Section 11(g) of the Original Notes, and together with the Company, constitutes all of the parties required to approve this Agreement.
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Section 8(a)(i) of the Original Notes that reads:
“(i) Subject to Section 8(a)(ii), at any time after May 15, 2009, the Holder shall have the option to convert, as a whole or in part, up to the entire amount outstanding under this Note (including the accrued but unpaid interest) (the “Conversion Amount”) into fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Company (the “Common Shares”) from time to time at a conversion price (the “Conversion Price”), subject to adjustments as set forth in Section 9, equal to $3.00; provided that, if the Company issues Common Shares in one or more offerings to investors (other than any offerings following the closing of a Qualified Offering) on or prior to December 31, 2009 (any such issuance, an “Offering”), the Conversion Price shall equal the lesser of (i) $3.00, (ii) 115% of the lowest price per Common Share (after deducting the value, as determined by the Company, of any warrants or other securities issued in such Offering) for which the Company sells Common Shares in any Offering or (iii) 115% of the VWAP (as defined below) for the period from and including October 15, 2009 through and including December 15, 2009, provided that, notwithstanding anything to the contrary, the Conversion Price shall not be less than $2.00. “VWAP” means the volume weighted average price (the aggregate sales price of all trades of Common Shares during each Trading Day divided by the total number of shares of Common Shares traded during such Trading Day)

of the Common Shares during any Trading Day as reported by Bloomberg, L.P. using the AQR function. “Trading Day” means any day other than a Saturday or a Sunday on which the Principal Market is open for trading in equity securities. “Principal Market” means the NASDAQ Capital Market, the NASDAQ Global Select Market, the NASDAQ Global Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Shares.”
is amended and restated in its entirety as follows:
“(i) Subject to Section 8(a)(ii), at any time after May 15, 2009, the Holder shall have the option to convert, as a whole or in part, up to the entire amount outstanding under this Note (including the accrued but unpaid interest) (the “Conversion Amount”) into fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Company (the “Common Shares”) from time to time at a conversion price (the “Conversion Price”), subject to adjustments as set forth in Section 9, equal to $3.00.”
2. The following is inserted as a new Section 3(e) immediately following Section 3(d) of the Original Notes:
“(e) The Company shall not issue equity, convertible debt or any securities convertible or exercisable into equity at an amount equal to or less than $2.75 per Common Share (with such $2.75 amount to include the fair value of any option, warrant or similar right offered by the Company and to be adjusted in the manner identical to the adjustment of the Conversion Price as provided in Section 9) until December 31, 2009.”
3. Effective Date. This Agreement and the amendments to the Original Notes contained herein are deemed effective as of the date of issuance of the Original Notes.
4. Binding Effect. This Agreement shall amend and is incorporated into and made part of the Original Notes. To the extent any term or provision of this Agreement may be deemed expressly inconsistent with any term or provision in the Original Notes, the terms and provisions of this Agreement shall control. Except as expressly amended by this Agreement, all of the terms, conditions and provisions of the Original Notes are hereby ratified and continue unchanged and remain in full force and effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
5. Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH

PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT IN THE UNITED STATES FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
6. Execution in Counterparts. This Agreement may be executed in counterparts (delivery of which may occur by facsimile or as pdf or similar attachment to an electronic communication) which, when taken together, shall constitute a complete, fully-executed instrument.
[Signature Page Follows]

COUNTERPART SIGNATURE PAGE
     IN WITNESS WHEREOF, the undersigned has caused this Second Agreement to Amend 12.5% March Cash Secured Convertible Note due July 1, 2011 to be duly executed on the day and year first above written.

BMP SUNSTONE CORPORATION

By:
Name:	Fred M. Powell
Title:	Chief Financial Officer
[Signature Page to Second Agreement to Amend 12.5% March Cash Secured Convertible Notes due July 1, 2011]

COUNTERPART SIGNATURE PAGE
     IN WITNESS WHEREOF, the undersigned has caused this Second Agreement to Amend 12.5% March Cash Secured Convertible Note due July 1, 2011 to be duly executed on the day and year first above written.

James I. Freeman
[Signature Page to Second Agreement to Amend 12.5% March Cash Secured Convertible Notes due July 1, 2011]